FIRST AMENDED LOCK-UP/LEAK-OUT AGREEMENT

THIS FIRST AMENDED LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into between Joshua Gold Resources Inc., a Nevada corporation (the “Company”), and the undersigned persons or entities listed on the Counterpart Signature Page hereof (each a “Shareholder” and collectively the “Shareholders”), effective as of the earlier of the date indicated on the Counterpart Signature Page or the delivery of this duly executed Agreement to the Company, in the event no date is indicated (the “Effective Date”).  For all purposes of this Agreement, “Shareholder” includes any “affiliate,” controlling person of Shareholder, agent, representative or other person with whom Shareholder is or may be deemed to be acting in concert with in connection with any sale or disposition of any shares of the $0.0001 par value common stock (the “Common Stock”) of the Company.

RECITALS:

WHEREAS, on July 24, 2018, the Company publicly filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (the “Registration Statement”), which provided, among other things, for the registration of 62,912,797 shares of the Company’s Common Stock for resale by certain selling security holders (the “Selling Security Holders’ Shares”); and

WHEREAS, the SEC declared the Registration Statement effective on August 10, 2018, and the Company has maintained such effectiveness with respect to the Selling Security Holders’ Shares through the date hereof; and

WHEREAS, in response to a prior SEC comment on a confidentially-filed draft of the Registration Statement, the prospectus that is a part of the effective Registration Statement (the “Prospectus”) provides that “[a]s there is no existing market for our common stock, the Selling Stockholders will sell their shares of common stock at the fixed price of $0.15 per share until our shares are listed on a national securities exchange or quoted on the OTC Bulletin Board, OTCQX or OTCQB, at which time they may sell the shares at the prevailing market prices or at privately negotiated prices”; and

WHEREAS, in the fall of 2018, Network 1 Financial Securities (“Network 1”), a broker-dealer registered with the SEC, submitted a Form 211 application (the “Form 211 Application”) on behalf of the Company to the Financial Industry Regulatory Authority (“FINRA”) for quotations of the Company’s Common Stock in the over-the-counter securities market; and

WHEREAS, in connection with the Form 211 Application, and in order to ensure an orderly market for the trading of its Common Stock, on or about April 5, 2019, the Company and each of the undersigned Shareholders executed and delivered a Lock-up/Leak-out Agreement restricting resales of their shares of Common Stock (the “LULO Agreement”), a copy of which LULO Agreement is attached hereto as Exhibit A; and

WHEREAS, among other things, the LULO Agreement provides for:  (i) a 12 month lock-up on the 31,725,885 restricted shares of Common Stock held by the undersigned (the “Restricted Shares”), beginning on the date of approval of the Form

211 Application; and (ii) a 90 day lock-up on the 45,846,270 Selling Security Holders’ Shares held by the undersigned (the “Registered Shares”) beginning on the date of approval of the Form 211 Application, with a subsequent nine month leak-out of such Shares on the terms provided in the LULO Agreement.  For purposes of this Agreement and the amendments to the LULO Agreement referenced herein, the 31,725,885 Restricted Shares and the 45,846,270 Registered Shares (an aggregate total of 77,572,155 Shres) shall be referred to collectively as the “LULO Shares” and all such LULO shares are itemized on the “First Amended Lock-up/Leak-out Agreement Table” that is attached hereto as Exhibit B; and

WHEREAS, on June 17, 2019 (the “Form 211 Application Approval Date”), FINRA notified Network 1 that it may initiate priced quotations for the Company’s Common Stock and the Common Stock has been quoted on the OTC Pink market since that time; and

WHEREAS, a representative of the SEC’s Office of the Chief Counsel has advised the Company’s securities counsel that the SEC’s policy is to prohibit selling security holders of issuers of common stock that is quoted on the OTC Pink market from selling their shares pursuant to an effective S-1 registration statement at market prices or any price that is different from the flat price per share designated in such registration statement; and

WHEREAS, the practical effect of such SEC policy is to prevent the selling security holders identified in the Registration Statement from selling their registered shares of Common Stock at any price other than $0.15 per share, which will  significantly limit their ability to sell such shares; and

WHEREAS, all of the shares of Common Stock that are subject to the LULO Agreement are currently eligible for resale under Rule 144 of the SEC and the Prospectus provides that “[a]ny shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act, as amended, may be sold under Rule 144 rather than this prospectus”; and

WHEREAS, the Company currently has extremely limited funds and the costs and expenses of maintaining effectiveness of the Registration Statement have been financially burdensome; and

WHEREAS, for the foregoing reasons the Board of Directors of the Company has resolved to remove from registration all 62,912,797 of the Selling Security Holders’ Shares which have not heretofore been offered or sold, including the 45,846,270 Registered Shares; and

WHEREAS, the Company believes that the following amendments to the LULO Agreement will help to ensure a continued orderly market for the Common Stock while increasing the liquidity of the Selling Security Holders’ Shares;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.

All the capitalized terms employed herein shall have the meanings attributed to them in the LULO Agreement.

2.

Paragraphs 1 and 2 of the LULO Agreement, which provide for the 12 month lock-up on the Restricted Shares and the 90 day lock-up of the Registered Shares, respectively, are hereby abrogated and shall have no force or effect as of the Effective Date.

3.

Effective as of the Effective Date, Paragraph 3 of the LULO Agreement is hereby amended to read as follows:

3.

12 Month Leak-Out of LULO Shares.  Subject to compliance with all of the applicable SEC General Rules and Regulations, and except as otherwise expressly provided herein, the Shareholder shall sell the LULO Shares only subject to the following conditions, commencing on the Form 211 Application Approval Date and expiring on the one-year anniversary date thereof, i.e., June 17, 2020 (the “LULO Shares Leak-Out Period”):

3.1

The Shareholder shall be allowed to sell in one (1) week, no more than the greater of (i) five percent (5%) of the total shares of the Company publicly traded on any nationally recognized medium of a stature no less than the Pink OTC Markets Group, Inc. (the “OTC Pink”) over the previous ten (10) trading days, or (ii) one percent (1%) of the total number of LULO Shares (i.e., 0.01 x 77,572,155 LULO Shares = 775,721 LULO Shares) divided by thirteen (13) weeks (i.e., 775,721 LULO Shares / 13 = 59,670 LULO Shares), on a non-cumulative basis, meaning that if the amount of shares allowed to be sold under this subparagraph is not sold in any specific week, that the unsold amount cannot be cumulated and sold in any subsequent week or weeks with the sale of other shares that are allowed to be sold in a specific week (the “Leak-Out Sale Amount”), and that all such sales shall be made at the “ask” price and not the “bid” price.

3.2

During the LULO Shares Leak-Out Period, all LULO Shares shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC, meaning that the Shareholder will pay only the usual and customary brokerage commission or discount in connection with any such sale and will not solicit or arrange for the solicitation of orders to buy any of the Shareholders’ Registered Shares in order to ensure that all such sales are made in “routine trading transactions.”

3.3

During the LULO Shares Leak-Out Period, the Shareholder will not engage in an investment strategy based upon selling the LULO Shares or any other shares of the Company “short” while any of the LULO Shares remain unsold.

4.

Effective as of the Effective Date, Paragraph 4 of the LULO Agreement is hereby amended to read as follows:

4.

Notwithstanding the LULO Shares Leak-Out Period, this Agreement shall not prohibit the following transfers of LULO Shares so long as the LULO Shares Leak-Out Period remains on the shares transferred for: (i) dispositions by gift or by will or applicable laws of descent and distribution or otherwise to a Shareholder’s parents, siblings, spouse, children or grandchildren; (ii) a trust for the benefit of the Shareholder’s parents, siblings, spouse, children or grandchildren; (iii) a partnership, the general partner of which is the Shareholder or the Shareholder’s parents, siblings, spouse, children or grandchildren, or a corporation or limited liability company, a majority of whose outstanding equity interests are owned of record or beneficially by the Shareholder or any of the foregoing; (iv) to an affiliate of the Company; and (v) or in a tender offer to acquire a controlling interest in the Company; provided, however, any sales of LULO Shares by any such transferee shall be subject to “aggregation” with all sales by the transferring Shareholder so that the total sales of LULO Shares by the Shareholder and any transferee shall not exceed the Leak-Out Sale Amount.

5.

The Company undertakes to make a public announcement on Form 8-K filed with the SEC describing this agreement no later than the fourth business day after the latest execution date hereof.

6.

Subject to the modifications and amendments provided herein, the LULO Agreement, including the notice provisions thereof, shall remain in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver of any provision of the LULO Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

7.

Each of the undersigned states that he/she/its control person(s) has read the foregoing Agreement and understands and agrees to it.

8.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were an original thereof.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the respective dates indicated below.

Joshua Gold Resources Inc.

Date: _______________.

By:  ___________________________

       Benedetto Fuschino, President and CEO

FIRST AMENDED LOCK-UP/LEAK-OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain First Amended Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the earlier of the signature date hereof or delivery of this Agreement (the Effective Date”), among Joshua Gold Resources Inc., a Nevada corporation (the “Company”); and the undersigned Shareholder, by which the Shareholder, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of LULO Shares of the Company set forth opposite his/her/its name in Exhibit A of the Agreement.

SHAREHOLDER:

______________________________________________

(Print Name)

______________________________________________

(Street Address)

______________________________________________

(City and State or Province and Country)

  (Postal Zip)

Date: _____________.

______________________________________________

(Signature)

       (Representative Capacity, if an Entity)

                 BROKER ACKNOWLEDGEMENT:

______________________________________________

(Print Name)

______________________________________________

(Street Address)

______________________________________________

(City and State or Province and Country)        (Postal Zip)

______________________________________________

(Stock Certificate No. and Number of Shares)

Date: _____________.

______________________________________________

(Signature)

                           (Representative Capacity)